U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549




                                     FORM 8-K




                                  Current Report
                        Pursuant to Section 13 or 15 (d) of
                     The Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 6, 2000


                            ANTENNA PRODUCTS, INC.
            (Exact name of registrant as specified in its charter)

                                 Delaware
                (State of other jurisdiction of incorporation)


             0-12866                              75-1907070
    (Commission File Number)            (IRS Employer Identification No.)


                             1209 Orange Street
                         Wilmington, Delaware 19801
              (Address of Principal Executive Officers)  (Zip Code)



      Registrant's telephone number, including area code:  (940)325-3301





Item 5	Other Events

     On May 31, 2000, Gary W. Havener, Chairman of Antenna Products, Inc., accepted the resignation of William Poulin as a Director of Antenna Products, Inc. and from all offices in Antenna Products, Inc. and its subsidiaries.

     The Board of Directors have elected Gary W. Havener, the principal shareholder, as President and CEO of Antenna Products, Inc.



                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               						Antenna Products, Inc.




  Date: June 6, 2000              ____________________________________
					                            	Clark D. Wraight, Vice President and
						                            Principal Financial Officer